THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                            New York, New York 10019

        EQUI-VEST(R) TAX-DEFERRED VARIABLE INDIVIDUAL ANNUITY APPLICATION

            Application Number: _______________________ (Page 1 of 5)

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
 1.   EQUI-VEST PROGRAM (CHECK ONE)                           INDIVIDUAL
      TAX-EXEMPT                                              SELECT EITHER: |_| EQUI-VEST OR |_| EQUI-VEST EXPRESS FOR:
      A. |_| TSA Public School                                I. |_| TRADITIONAL IRA
      B. |_| TSA 501(c)(3)                                    J.  ROTH IRA:
      C. |_| TSA UNIVERSITY                                         |_| Conversion Rollover from Traditional IRA
      D. |_| EDC                                                    |_| Direct Transfer or Rollover from another ROTH IRA
      BUSINESS                                                      |_| Recurring Contributory ROTH IRA
      E. |_| KEOGH                                            K. |_| QP-IRA (Pension Distributions)
              (HR-10 Individual)                              L. |_| UNIT-BILLED TRADITIONAL IRA
      F. |_| SEP                                              M. |_| UNIT-BILLED ROTH IRA
      G. |_| SARSEP                                           N. |_| NQ (Non-Qualified Variable Annuity)
      H. |_| SIMPLE IRA                                       O. |_| UNIT-BILLED NQ
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 2.   EMPLOYER UNIT INFORMATION (COMPLETE FOR ALL PROGRAMS EXCEPT FOR I, J, K, AND N)

      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
      CLIENT/EMPLOYER NAME

      (Select one) |_|  _|_|_|_|_|_|_|-|_|_|_       OR     NEW UNIT |_| (Must Complete Plan Enrollment Kit)
                       EXISTING UNIT NUMBER LOCATION
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 3.   ANNUITANT INFORMATION (CHECK APPROPRIATE BOXES)
      |_| Mr.  |_| Mrs.  |_| Miss  |_| Ms.  |_| Other _____________ |_| Male  |_| Female   _|_|_|_|_|_|_|_|_
                                                                                          SOCIAL SECURITY NO. (REQUIRED)

      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
      FIRST NAME                         MIDDLE INITIAL ONLY              LAST NAME

 Birth    _|_|_|_|_|_|_|_        _______________________      (_|_|_)|_|_|_|-|_|_|_|_         |_| Home |_| Work
 Date:     YEAR  MONTH   DAY     AGE AT NEAREST BIRTHDAY      AREA CODE  DAYTIME PHONE NUMBER

        _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
        STREET ADDRESS
        _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

        _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|-|_|_|_|_
        CITY                                                 STATE   ZIP
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 4.   ANNUITY COMMENCEMENT DATE (WHEN ANNUITANT ANTICIPATES DISTRIBUTIONS TO BEGIN)

      ________________________ (Maximum age: which is subject to state approval is 90 except Keogh, which is 85. For EDC this should be the normal retirement age under the plan.)
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 5.   BENEFICIARY(IES) INFORMATION (FOR EDC, IF THIS IS NOT COMPLETED THE BENEFICIARY IS THE OWNER.)
      INCLUDE FULL NAME(S) AND RELATIONSHIP(S) TO OWNER. USE #14 IF YOU NEED MORE SPACE.
      PRIMARY_______________________________________________________________________________________________________

             _______________________________________________________________________________________________________

      CONTINGENT (IF ANY): _________________________________________________________________________________________
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 6.   SUCCESSOR ANNUITANT/OWNER INFORMATION
      (AVAILABLE FOR SEP, SARSEP, SIMPLE IRA, ROTH IRA AND NQ CONTRACTS, EXCEPT IN OREGON. FOR TRADITIONAL IRA AND QP IRA,
      THE SPOUSAL BENEFICIARY CAN ELECT THIS FEATURE AT THE DEATH OF THE OWNER.)

      SUCCESSOR ANNUITANT AND OWNER MUST BE ANNUITANT/OWNER'S SPOUSE AND THE
      SOLE PRIMARY BENEFICIARY NAMED IN #5.
      |_| NO, I don't elect a Successor Annuitant/Owner.   |_| YES, I do elect a Successor Annuitant/Owner.

      If YES, complete the following:   _|_|_|_|_|_|_|_|_                     Spouse's Birth Date:   _|_|_|_|_|_|_|_
                                         Spouse's Social Security No.                                 Year    Month    Day
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Form #180-1009                                                                                           Cat. #127124 (6/99)
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Application Number: _______________________ (Page 2 of 5)
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
 7.   OWNER INFORMATION (COMPLETE FOR EDC AND NQ IF THE OWNER WILL BE DIFFERENT
                        FROM THE ANNUITANT NAMED IN #3.)
      |_| Individual  |_| Guardian  |_| Custodian (See below) *  |_| Trustee (For an entity)**  |_| Trustee (For an individual)
      |_| Employer***   |_| 457 Plan Trust (Equitable/Frontier)***  |_| Other Trust (Provide name and address below)***

      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
      FIRST NAME                 MIDDLE INITIAL                LAST NAME

      ___________________________________________
      RELATIONSHIP TO ANNUITANT
      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
      STREET ADDRESS
      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|-|_|_|_|_
      CITY                                                 STATE   ZIP
      _|_|_|_|_|_|_|_|_         (IF GUARDIAN OR CUSTODIAN,    BIRTH DATE:   _|_|_|_|_|_|_|_
      Tax ID or Owner S.S. No.  USE MINOR'S S.S. NO.)                       Year   Month  Day

      *As Custodian under the _____________ Uniform Gifts to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).
                                 STATE      Please note if issued under UGMA or UTMA, the beneficiary named in #5 must
      **Inside build-up is taxable.         be the Estate of the Annuitant.
      ***Ownership option for EDC Plans only.
------------------------------------------------------------------------------------------------------------------------------
 8.   NQ SUCCESSOR OWNER INFORMATION
      (NOT AVAILABLE FOR NQ CONTRACTS IN OREGON)
      AVAILABLE ONLY FOR NQ CONTRACTS AND ONLY IF ANNUITANT AND OWNER IN #3 AND #7 ARE DIFFERENT PARTIES.
      |_| NO, I don't elect a Successor/Owner                  |_| YES, I do elect a Successor/Owner

      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
      FIRST NAME                 MIDDLE INITIAL                LAST NAME
      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
      STREET ADDRESS
      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_

      _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|-|_|_|_|_
      CITY                                                 STATE   ZIP
      _|_|_|_|_|_|_|_|_                                   BIRTH DATE:   _|_|_|_|_|_|_|_
       SOCIAL SECURITY NUMBER                                           YEAR  MONTH  DAY
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 9.   ENHANCED DEATH BENEFIT OPTION (ONLY AVAILABLE FOR SERIES 800 EQUI-VEST TRADITIONAL IRA, QP-IRA, ROTH IRA, NQ IN STATES
      WHERE APPROVED.)
      WOULD YOU LIKE TO ELECT A 3-YEAR RATCHETED DEATH BENEFIT FOR AN ADDITIONAL .15% CHARGE?
      |_| YES, I would like to elect the enhanced death benefit.
      |_| NO, I would like to have only the sum of contributions as Guaranteed Minimum Death Benefit.
      Once this Ratcheted Death Benefit is elected, it can't be terminated.
------------------------------------------------------------------------------------------------------------------------------
10.  CONTRIBUTION INFORMATION (COMPLETE #10A ONLY IF A PAYMENT IS PROVIDED WHEN THE APPLICATION IS SIGNED. IF PAYMENT WILL BE
     FORWARDED AT A LATER DATE, YOU MUST COMPLETE ONLY #10B.)

      A.    AMOUNT PROVIDED WITH THIS APPLICATION:
            (i) Total amount for investment options listed in #12.
                (Do not include amounts for the Fixed Maturity Account.)                           $ _______________________
            (ii) Total amount for Fixed Maturity Period(s) listed in #13.                          $ _______________________
            (iii) If TSA (#1A, 1B or 1C) or SARSEP (#1G) or SIMPLE IRA (#1H) has been checked, provide a monthly breakdown of employee and employer contributions.

            $                      $
              -----------------      -----------------
                  Employee               Employer
            (iv) Total Amount Remitted.                                                            $ _______________________
      B.    EXPECTED FIRST YEAR CONTRIBUTION:
            Indicate the amount expected to be contributed in the first year of this contract.     $ _______________________
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             Appplication Number:____________________ (Page 3 of 5)

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11. REMINDER/CONTRIBUTION STATEMENTS INFORMATION
    (COMPLETE #11A, 11B OR 11C AS APPLICABLE.)

     A. INDIVIDUAL REMINDER NOTICE: (COMPLETE ONLY IF YOU CHECKED THE TRADITIONAL OR ROTH IRA OR NQ BOX IN #1.)

          (i) Indicate if a Contribution Reminder Notice is desired. |_| YES |_| NO

          (ii) If Yes, complete the reminder frequency: |_| Annually |_| Semi-Annually |_| Quarterly

          (iii) Date of First Reminder __________/__________ (not past the 28th)
                                         MONTH       DAY

          (iv) Contribution Reminder Notice Amount $ _______________

     B. PLAN CONTRIBUTION STATEMENT FREQUENCY (UNIT-BILLED/SALARY DEDUCTION CASES) Complete only if you checked Unit-Billed Traditional or Roth IRA or Unit-Billed NQ.

          (i)    |_| Annually  |_| Semi-Annually  |_| Quarterly
                 |_| Monthly   |_| Semi-Monthly   |_| Bi-Weekly

          (ii)   |_| YES |_| NO  I want to be included on the Contribution
                                 Statement sent to my employer. (Each
                                 Contribution Statement will show the amount of the last contribution made.)

          Initial Contribution Statement Reminder Amount. $ _________________

     C.   FOR TSA UNITS ONLY:
          Months to be excluded, if any, from Plan Contribution Statement (months must be consecutive and from May to September only). ______________________
--------------------------------------------------------------------------------

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12.  SELECTION OF INVESTMENT OPTIONS AND ALLOCATION PERCENTAGES
     (CHECK EITHER BOX A OR BOX B BUT NOT BOTH, BOXES A AND B ARE NOT APPLICABLE TO EQUI-VEST EXPRESS.)

     A. |_| MAXIMUM TRANSFER FLEXIBILITY. By checking this box, you may only invest in those options listed below which have been SHADED. Transfers out of the GIA will not be limited.

     B. |_| MAXIMUM FUND CHOICE. By checking this box, you may invest in any of the options listed below (shaded or not shaded). Transfers out of the GIA will be limited (see Prospectus for details).

          CURRENT ALLOCATION (APPLIES TO ALL PROGRAMS): Select the allocation for the amount indicated in #10A(i) or any amounts that you may invest in these options in the future. You can change this allocation for future contributions at any time. You must allocate your contributions below by entering percentages in whole numbers totalling 100% for funds you have chosen.

          Note: If you are investing in the Fixed Maturity Account (FMA) you must be certain that you have entered an amount in #10A(ii), checked box #12B, and complete #13. There is no need to complete the allocation below if you intend to use only the FMA under your EQUI-VEST contract.

          Guaranteed Interest Account*              ________ %

          Alliance Equity Index                     ________ %

          Alliance Growth & Income                  ________ %

          Alliance Common Stock                     ________ %

          Alliance Global                           ________ %

          Alliance International                    ________ %

          Alliance Aggressive Stock                 ________ %

          Alliance Growth Investors                 ________ %

          Alliance Balanced                         ________ %

          Alliance Small Cap Growth                 ________ %

          Alliance Conservative Investors           ________ %

          Alliance High Yield                       ________ %

          Alliance Intermediate Gov't. Securities   ________ %

          Alliance Money Market                     ________ %

          Alliance Quality Bond                     ________ %

          Calvert Socially Responsible Portfolio**  ________ %

          Capital Guardian Research                 ________ %

          Capital Guardian U.S. Equity              ________ %

          EQ/Alliance Premier Growth                ________ %

          EQ/Evergreen                              ________ %

          EQ/Evergreen Foundation                   ________ %

          EQ/Putnam Balanced                        ________ %

          EQ/Putnam Growth & Income Value           ________ %

          MFS Emerging Growth Companies             ________ %

          MFS Growth with Income                    ________ %

          MFS Research                              ________ %

          Morgan Stanley Emerging Markets Equity    ________ %

          Warburg Pincus Small Company Value        ________ %

          Merrill Lynch World Strategy              ________ %

          Merrill Lynch Basic Value Equity          ________ %

          T. Rowe Price International Stock         ________ %

          T. Rowe Price Equity Income               ________ %

          TOTAL (FOR BOTH COLUMNS)                      100%


*Not available for EQUI-VEST Express.  **Only available for TSA and EDC.

--------------------------------------------------------------------------------

           Application Number: _______________________ (Page 4 of 5)

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13.  FIXED MATURITY ACCOUNT ELECTIONS
     (AVAILABLE ONLY FOR SERIES 400, 700 AND 800 IRA, QP IRA, AND NQ CONTRACTS, BUT NOT AVAILABLE IN MARYLAND)

     For the amount shown in #10A(ii), please allocate by whole percentages to the following Fixed Maturity Period(s). (Do not select a Maturity Date that has already expired.)

                  MATURITY DATES           PERCENTAGE OF AMOUNT SHOWN IN 10A(ii)

                  |_|June 15, 2000                   ______________  %
                  |_|June 15, 2001                   ______________  %
                  |_|June 14, 2002                   ______________  %
 -----------      |_|June 13, 2003                   ______________  %
  USE WHOLE       |_|June 15, 2004                   ______________  %
 PERCENTAGES      |_|June 15, 2005                   ______________  %
    ONLY          |_|June 15, 2006                   ______________  %
 -----------      |_|June 15, 2007                   ______________  %
                  |_|June 13, 2008                   ______________  %
                  |_|June 15, 2009                   ______________  %
                                            TOTAL        100         %
                                                     --------------

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14.  INFORMATION TO SATISFY REGULATORY REQUIREMENTS

     A. THE OWNER RECEIVED THE FOLLOWING EQUI-VEST/EQUI-VEST EXPRESS PROSPECTUS AND ANY APPLICABLE SUPPLEMENT:

          --------------------------     ---------------------------------------
          DATE OF PROSPECTUS             DATE(S) OF ANY SUPPLEMENT(S) TO
                                         PROSPECTUS

     B. WILL ANY EXISTING INSURANCE OR ANNUITY BE (OR HAS IT BEEN) REPLACED OR CHANGED, ASSUMING THE CONTRACT APPLIED FOR WILL BE ISSUED?
          |_| Yes  |_| No  If Yes, complete the following:

          -------------       -------------     ------------  ------------------
          YEAR ISSUED         TYPE OF PLAN      COMPANY       CONTRACT NUMBER

          ----------------------------------------------------------------------
          COMPANY ADDRESS
          NQ Only: Contribution basis (check one):|_| Before 8/14/82 |_| 8/14/82 or later Net cost:
                              ---------------
                    (attach illustration)

     C. NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) INFORMATION (AS REQUIRED BY THE NASD).

                                                 | | | | | | | | | | | | | | |
          ----------------------------           -----------------------------
          EMPLOYER'S NAME                        OWNER'S OCCUPATION

          ----------------------------------------------------------------------
          EMPLOYER'S STREET ADDRESS

          ----------------------------------------------------------------------
          CITY                                      STATE       ZIP

          ----------------------------------------------------------------------
          ESTIMATED ANNUAL FAMILY INCOME                    ESTIMATED NET WORTH

          Investment objective: |_| Income |_| Income & Growth |_| Growth
          |_| Aggressive Growth |_| Safety of Principal
          Is Owner or Annuitant associated with or employed by a member of the NASD? |_| Yes |_| No
--------------------------------------------------------------------------------

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15.  SPECIAL INSTRUCTIONS (FOR BENEFICIARY, REPLACEMENT, OR TRANSFER
     INFORMATION)

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

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
                       EQUI-VEST(R) REPRESENTATIVE REPORT
                                    (PART II)

                           PLEASE PRINT IN BLACK INK.

--------------------------------------------------------------------------------
A. |_| I (WE) CERTIFY THAT A PROSPECTUS FOR THE CONTRACT HAS BEEN GIVEN TO THE PROPOSED OWNER, AND THAT NO WRITTEN SALES MATERIALS OTHER THAN THOSE APPROVED BY EQUITABLE LIFE HAVE BEEN USED.

B. WAS OR WILL AN EXISTING ANNUITY OR INSURANCE CERTIFICATE BE REPLACED, ASSUMING THE CONTRACT WILL BE ISSUED? |_| YES |_| NO (IF YES, ATTACH COPY OF OLD/NEW APPROPRIATENESS FORM.)

C. COMPENSATION METHOD: ELECT ONE OF THE FOLLOWING FOR THIS APPLICATION ONLY. (IF THERE ARE MULTIPLE AGENTS ON THE CONTRACT, THIS ELECTION MUST BE THE SAME FOR ALL.) REFER TO AIG 98-15 IF YOU HAVE QUESTIONS.

     |_| I (WE) ELECT THE TRADITIONAL PREMIUM-BASED COMPENSATION METHOD WHICH PROVIDES FOR AN UP-FRONT PREMIUM-BASED COMPENSATION PAYMENT, PLUS PCS.

                                       OR

     |_| I (WE) ELECT THE VOLUNTARY TRADE-OFF COMPENSATION METHOD WHICH INCLUDES A REDUCED UP-FRONT PREMIUM-BASED COMPENSATION PAYMENT WITH PCs PLUS AN ANNUAL ASSET-BASED PAYMENT BEGINNING AFTER YEAR ONE (1) WITH PCs. (THE VOLUNTARY TRADE-OFF IS AVAILABLE ONLY FOR SERIES 300, 400, 700 AND 800 EQUI-VEST CONTRACTS IN THE IRA, QP IRA, ROTH IRA AND NQ MARKETS AND FOR SERIES 200 CONTRACTS (IN OREGON ONLY) IN THE NQ MARKET.)

     EQUI-VEST ISSUES MUST ADEQUATELY REFLECT THE COMMISSION INTEREST OF ALL REPRESENTATIVES ON PREVIOUS CONTRACTS. (ALL REPRESENTATIVES MUST SIGN)

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               PRINT               LAST   REPRESENTATIVE REPRESENTATIVE  AGENCY    DISTRICT  REPRESENTATIVE     REPRESENTATIVE(S)
      REPRESENTATIVE(S) NAME(S)    NAME       NUMBER           %          CODE     MGR. CODE       INS.           SIGNATURE(S)
   (SERVICE REPRESENTATIVE FIRST) INITIAL                                                       LICENSE#*
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

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*WHERE REQUIRED BY STATE REGULATIONS
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FOR EQUI-VEST ADMINISTRATION OFFICE USE

REPRESENTATIVE(S) SHOWN ABOVE IS (ARE) EQUITY QUALIFIED AND LICENSED IN THE STATE IN WHICH THE REQUEST IS SIGNED.

   APPLICATION NO.                                                           EAO REC'D.
                  ----------------------------------------------                       -------------------------------------------
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----------------------------------------------------------------------------------------------------------------------------------

   PROCESSING:
              ---------------------         ---------------------         ---------------------        ---------------------
              CONTRACT NUMBER               BATCH NUMBER                  INQUIRY NUMBER               PROCESSOR
----------------------------------------------------------------------------------------------------------------------------------

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           Application Number: _______________________ (Page 5 of 5)

16.  AGREEMENT

All information and statements furnished in this application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no Associate has the authority to make or modify any contract on Equitable
Life's behalf, or to waive or alter any of Equitable Life's rights and regulations. I understand that amounts withdrawn from the contract may be subject to a withdrawal charge. I UNDERSTAND THAT THE ANNUITY ACCOUNT VALUE
ATTRIBUTABLE TO ALLOCATIONS TO THE INVESTMENT FUNDS OF THE SEPARATE ACCOUNT OR
VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT
GUARANTEED AS TO DOLLAR AMOUNT. For the Fixed Maturity Account, amounts payable under the contract before the Maturity Date selected in Item 13, are subject to market value adjustments.


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
-------------------------------------------------------------------------       ---------------------------------------------------
PROPOSED ANNUITANT'S SIGNATURE                                 DATE             CITY                    STATE


-------------------------------------------------------------------------       ---------------------------------------------------
SIGNATURE OF OWNER (IF OTHER THAN PROPOSED ANNUITANT)          DATE             CITY                    STATE


(NEW YORK AND OREGON RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)
--------------------------------------------------------------------------------
In Colorado:      It is unlawful to knowingly provide false, incomplete, or
                  misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the
                  company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false,
                  incomplete or misleading facts or information to a
                  policyholder or claimant for the purpose of defrauding or
                  attempting to defraud the policy holder or claimant with
                  regard to a settlement or award payable from insurance
                  proceeds shall be reported to the Colorado Division of
                  Insurance within the Department of Regulatory Agencies.



In Florida:       Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an
                  application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.



In Maine:         It is a crime to knowingly provide false, incomplete or
                  misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or a denial of insurance benefits.



In New Jersey:    Any person who knowingly files a statement of claim containing any false or misleading information is subject to criminal and civil penalties.


In Arkansas,      Any person who knowingly and with intent to defraud any
Kentucky,         insurance company or other person files an application for
Pennsylvania and  insurance or statement of claim containing any materially
New Mexico        false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


All Other States: Laws in your state may make it a crime to fill out an insurance or annuity application with information you know is false or to leave out material facts.
--------------------------------------------------------------------------------

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
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PROPOSED ANNUITANT'S SIGNATURE                                 DATE             CITY                    STATE


-------------------------------------------------------------------------       ---------------------------------------------------
SIGNATURE OF OWNER (IF OTHER THAN PROPOSED ANNUITANT)          DATE             CITY                    STATE


Form #180-1009                                               Cat. #127124 (6/99)

                                EQUITABLE (LOGO)
                           Member of the Global AXA (LOGO) Group


                          APPLICATION INSTRUCTIONS FOR
           REPRESENTATIVE PLEASE READ BEFORE COMPLETING APPLICATION.

A.   GENERAL

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
     O NO APPLICATION WILL BE PROCESSED WITHOUT AN EQUI-VEST            O DO NOT ABBREVIATE.
       REPRESENTATIVE'S REPORT.                                         O ANY CORRECTIONS MUST BE INITIALED BY THE OWNER.
     O ALL CHECKS MUST BE MADE PAYABLE TO EQUITABLE LIFE.               O UNLESS OTHERWISE INDICATED, COMPLETE ALL SECTIONS.
     O PRINT NEATLY OR TYPE (EXCEPT WHERE SIGNATURES ARE REQUIRED).
----------------------------------------------------------------------------------------------------------------------------------

B.   BY ITEM

1.   EQUI-VEST PROGRAM
     For TSA, EDC, Keogh (for existing non-trusteed units only), SEP, SARSEP, Simple IRA, EQUI-VEST/EQUI-VEST Express (Check a box for either EQUI-VEST or EQUI-VEST Express): Traditional or Roth IRA, QP-IRA, NQ and unit-billed Traditional or Roth IRA and NQ. For a conversion rollover from a Traditional IRA to an EQUI-VEST Roth, it is the current carrier's responsibility to issue a 1099-R for the conversion rollover amount. Unless otherwise noted, instructions pertaining to markets common to both EQUI-VEST and EQUI-VEST Express apply to both products.

2.   EMPLOYER UNIT INFORMATION
     For new unit-billed plans, a Plan Enrollment Kit must also be completed.

3.   ANNUITANT
     The individual on whose life annuity benefits are determined and upon whose death a death benefit is payable.

4.   ANNUITY COMMENCEMENT DATE
     The date on which the Annuitant anticipates distributions to begin. Maximum age: which is subject to state approval is 90 except Keogh, which is 85.

5.   BENEFICIARY(IES)
     The individual who will receive the death benefit upon the death of the Annuitant. Your client must name a primary beneficiary(ies) and may also name a contingent beneficiary.

     For EDC: Specify the individual beneficiary, otherwise the beneficiary will be the owner. For NQ only: If the Owner and the Annuitant are not the same person, the beneficiary will succeed as the new Owner upon the death of the Owner. (If this is not desired, complete #8.)

6.   SUCCESSOR ANNUITANT/OWNER
     (Optional feature for NQ, SEP, SARSEP and SIMPLE IRA contracts when Annuitant and Owner are the same person.) To elect this option, your client's spouse must be named both the sole primary beneficiary in #5 and the Successor Annuitant/Owner in this item. This means that in the event of your client's death, his/her spouse will succeed as both Owner and Annuitant. The contract will remain in force upon the death of the Annuitant, and no death benefit is paid. For Traditional IRA and QP-IRA this feature can be elected at the death of the Annuitant/Owner.

7.   OWNER
     The person or entity who owns the contract and will exercise all contract rights. The Owner will name the beneficiary, Annuitant and Successor Owner, if applicable. Complete for NQ contracts, if Owner will be different from Annuitant named in #3. Must complete for all EDC contracts. If the contract is to be owned by a custodian for the benefit of a minor under a UGMA or UTMA, complete this section with the custodian's name and the minor's Social Security number. The beneficiary under a UGMA or UTMA must be the estate of the Annuitant.

8.   NQ SUCCESSOR OWNER
     Under an NQ contract only, if the Owner and the Annuitant are different parties, your client may name someone to succeed him/her as contract owner in the event of death. Otherwise, the beneficiary named in #5 will succeed as Owner.

9.   OPTIONAL DEATH BENEFIT
     This is an optional feature for Series 800 EQUI-VEST Traditional IRA, QP-IRA, Roth IRA and NQ plans, in states where approved. It is not available for EQUI-VEST Express. This option resets the guaranteed death benefit on the contract anniversary date to the annuity account value, if greater than the previously established guaranteed death benefit (adjusted for withdrawals and contributions). It has a 15 basis point charge that is deducted annually from the annuity account value. If this is not elected, the regular death benefit explained in the contract will apply. Only available at issue.

10.  CONTRIBUTION INFORMATION
     Part 10A is ONLY completed when payment is made at the time the application is signed. If payment is to be made after the application is signed, then the signed application must be submitted and payment must be forwarded promptly upon receipt. Part 10B must be completed in all cases. The Automatic Investment Program can be used to contribute money directly into the investment options shown in accordance with the allocations in #12.

11.  REMINDER/CONTRIBUTION STATEMENTS INFORMATION
     Complete 11A, 11B or 11C as applicable.

12.  SELECTION OF INVESTMENT OPTIONS
     Check either 12A MAXIMUM TRANSFER FLEXIBILITY or 12B MAXIMUM FUND CHOICE, but not both. The Calvert Socially Responsible Fund is only available for TSA and EDC contracts. GIA is not available for EQUI-VEST Express.

13.  FIXED MATURITY ACCOUNT ELECTIONS
     Complete only if amounts are entered in #10A(ii). A whole percentage must be indicated for each date chosen. The total must equal 100% and the amount entered in #10A(ii). Be careful not to pick a Maturity Date which has expired. We recommend not selecting any Maturity Date less than one month away or after the annuity benefits are expected to begin under this contract.

14.  INFORMATION TO SATISFY REGULATORY REQUIREMENTS
     Complete #14B if the Owner is establishing an EQUI-VEST/EQUI-VEST Express contract by replacing an existing annuity or insurance contract. For NQ, please provide contribution basis and net cost illustration from previous carrier.

15.  SPECIAL INSTRUCTIONS
     Use this section for any additional details regarding beneficiary, replacement, or transfer information.

16.  AGREEMENT
     Owner (and Annuitant, if different) must sign the application.
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

                       EQUI-VEST(R) REPRESENTATIVE REPORT

                                    (PART I)

                        (ALL QUESTIONS MUST BE ANSWERED)


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1. MARITAL STATUS:  |_| Single   |_| Married   |_| Widowed   |_| Divorced


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2. NUMBER OF DEPENDENTS
                        ----------------------

3. FEDERAL TAX BRACKET                        %
                        ----------------------


4. PURPOSE OF INVESTMENT
                         ------------------------------------------------------

5. INVESTMENT HORIZON:  |_| < 3 years   |_| 3-7 years   |_| > 7 years


6. RISK TOLERANCE:  |_| Conservative   |_| Moderate   |_| Aggressive

7. Investments/Assets (Prior to this Investment)

        Cash (includes checking, savings, money market)     $________________

        Certificate of Deposit (CD's)                       $________________

        Bonds                                               $________________

        Annuities                                           $________________

        Mutual Funds   Income         $__________

                       Growth         $__________

                       Aggressive     $__________

                       Other          $__________

                       Total          $__________           $________________

        Stocks                                              $________________

        Other                                               $________________

                                                   Total    $________________


8. Has client purchased a Financial Plan from EQ Financial? |_| Yes   |_| No


9. Source of Funds (If more than one box is checked, provide percentage of breakdown)

   |_| Cash   |_| Existing Investment (identify)   |_| Borrowing (source)

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